Exhibit 10.1

Execution Version

FIRST Amendment To Investment management trust agreement

THIS FIRST AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made and entered into as of March 14, 2022 by and among FirstMark Horizon Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Trust Agreement (as defined below).

RECITALS

A. The Company and the Trustee entered into an Investment Management Trust Agreement (the “Trust Agreement”), dated as of October 5, 2020, and now wish to amend the Trust Agreement in accordance with the terms of the Trust Agreement and this Amendment.

B. Section 6(c) of the Trust Agreement provides that the Trust Agreement may be amended or modified by a writing signed by each of the parties to the Trust Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the value, receipt and sufficiency of which are hereby acknowledged, the Company and the Trustee hereby agree as follows:

1. Amendment to Second Recital. The second recital of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, the Company has entered into an Underwriting Agreement (as amended or restated from time to time, the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative (the “Representative”) of the several underwriters (the “Underwriters”) named therein; and”

2. Amendment to Fourth Recital. The fourth recital of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $9,990,000 is attributable to deferred underwriting discounts and commissions that may be payable by the Company to the Underwriters upon the consummation of the Business Combination (as defined below) the “Deferred Discount”); and”

3. Effect of Amendment. Each of the Company and the Trustee represents that it has all necessary power and authority to enter into and perform the obligations of this Amendment and that there are no consents or approvals required to be obtained by such party for such party to enter into and perform its obligations under this Amendment that have not been obtained. This Amendment shall be deemed incorporated into, and form a part of, the Trust Agreement and have the same legal validity and effect as the Trust Agreement. Except as expressly and specifically amended hereby, all terms and provisions of the Trust Agreement are and shall remain in full force and effect, and all references to the Trust Agreement in this Amendment and in any ancillary agreements or documents delivered in connection with the Trust Agreement shall hereafter refer to the Trust Agreement as amended by this Amendment, and as it may hereafter be further amended or restated. Each reference in the Trust Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall hereafter be deemed to refer to the Trust Agreement as amended hereby (except that references in the Trust Agreement to the “date hereof” or “date of this Agreement” or words of similar import shall continue to mean October 5, 2020).

4. Inconsistency or Conflict. In the event of any inconsistency or conflict between the terms and provisions of the Trust Agreement, on the one hand, and this Amendment, on the other hand, the terms and provisions of this Amendment shall govern and control.

5. Additional Provisions. The provisions contained in Section 5 (Termination) and Section 6 (Miscellaneous) of the Trust Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully herein.

6. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed and delivered as of the date first written above by their respective officers thereunto duly authorized.

FIRSTMARK HORIZON ACQUISITIN CORP.

By:	/s/ Amish Jani
	Name:	Amish Jani
	Title:	President

TRUSTEE:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:	/s/ Francis Wolf
	Name:	Francis Wolf
	Title:	Vice President

[Signature Page to First Amendment to Investment Management Trust Agreement]